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                                                                     Exhibit 4.1

COMMON STOCK                                                        COMMON STOCK

  NUMBER                       [SMARTDISK LOGO]                        SHARES
SMDK 0893     INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                               CUSIP 83169Q 10 5

This Certifies that






is the Registered Holder of



FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE,
                                       OF
                             SMARTDISK CORPORATION
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

           [SMARTDISK CORPORATION CORPORATE SEAL 1997 DELAWARE LOGO]

/s/ Michael S. Battaglia                                 /s/ Tim Tomlinson
      PRESIDENT                                             SECRETARY

                          Countersigned and Registered
                              AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                    Transfer Agent and Registrar
                          By
                                                            Authorized Signature
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                             SMARTDISK CORPORATION

The Corporation will furnish to any shareholder upon request and without charge a full statement of: (a) the designations, relative rights, preferences and limitations applicable to each class of capital stock authorized to be issued;
(b) the variations in rights, preferences and limitations determined for each series authorized to be issued within each such class; and (c) the authority of the Board of Directors to determine such variations for subsequent series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - (Cust)________ Custodian (Minor)________ under Uniform Gifts to Minors Act (State)________
Additional abbreviations may also be used though not in the above list.

For Value Received________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________


________________________________________________________________________________
     (PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________ shares of the capital stock represented by the within Certificate and does hereby irrevocably constitute and appoint___

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated_______________________________    SIGNED:_________________________________

                                        SIGNED:_________________________________
                                        NOTICE: The signature(s) on this
                                        assignment must conform in all respects
                                        with the name as written upon the face
                                        of this certificate.

IMPORTANT: THE SIGNATURE(S) MUST BE GUARANTEED BY A ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. 17Ad 15..